Borrowings	12 Months Ended
Mar. 31, 2020
Borrowings
Borrowings

21. Borrowings

The Group’s sources of borrowing for funding and liquidity purposes come from a range of committed bank facilities and through short-term and long-term issuances in the capital markets including bond and commercial paper issues and bank loans. Liabilities arising from the Group’s lease arrangements are also reported in borrowings; see note 20 “Leases”. We manage the basis on which we incur interest on debt between fixed interest rates and floating interest rates depending on market conditions using interest rate derivatives. The Group enters into foreign exchange contracts to mitigate the impact of exchange rate movements on certain monetary items.

Accounting policies

Interest-bearing loans and overdrafts are initially measured at fair value (which is equal to cost at inception), and are subsequently measured at amortised cost, using the effective interest rate method. Where they are identified as a hedged item in a designated fair value hedge relationship, fair value adjustments are recognised in accordance with policy (see note 22 “Capital and financial risk management”). Any difference between the proceeds net of transaction costs and the amount due on settlement or redemption of borrowings is recognised over the term of the borrowing. Where bonds issued with certain conversion rights are identified as compound instruments they are initially measured at fair value with the nominal amounts recognised as a component in equity and the fair value of future coupons included in borrowings. These are subsequently measured at amortised cost using the effective interest rate method.

Borrowings

	2020	2019
	€m	€m
Short-term borrowings
Bonds	(1,912)	(53)
Commercial paper	—	(873)
Bank loans	(1,228)	(1,220)
Lease liabilities	(2,986)	—
Other short-term borrowings[1]	(5,700)	(2,124)
	(11,826)	(4,270)
Long-term borrowings
Bonds	(47,500)	(44,439)
Bank loans	(1,500)	(1,780)
Lease liabilities	(9,077)	—
Bank borrowings secured against Indian assets	(1,346)	—
Other long-term borrowings[2]	(3,469)	(2,466)
	(62,892)	(48,685)
Total borrowings	(74,718)	(52,955)

Notes:

1	At 31 March 2020 the amount includes €5,292 million (2019: €2,011 million) in relation to cash received under collateral support agreements.
2	Includes €3,215 million (2019: €1,919 million) of spectrum licence payables following the completion of recent auctions in Germany of €1,370 million.

The fair value of the Group’s financial assets and financial liabilities held at amortised cost approximate to fair value with the exception of long-term bonds with a carrying value of €47,500 million (2019: €44,439 million) which have a fair value of €48,216 million (2019: €43,616 million). Fair value is based on level 1 of the fair value hierarchy using quoted market prices.

The Group’s borrowings include certain bonds which have been designated in hedge relationships, which are carried at €1.5 billion higher than their euro equivalent redemption value. In addition, where bonds are issued in currencies other than euros, the Group has entered into foreign currency swaps to fix the euro cash outflows on redemption. The impact of these swaps are not reflected in gross debt and would decrease the euro equivalent redemption value of the bonds by €1.3 billion.

Commercial paper programmes

We currently have US and euro commercial paper programmes of US$15 billion and €8 billion respectively which are available to be used to meet short-term liquidity requirements. At 31 March 2020 €nil (2019: €873 million) was drawn under the euro commercial paper programme. The US commercial paper programme remained undrawn.

The commercial paper facilities were supported by US$4.2 billion (€3.8 billion) and €3.9 billion of syndicated committed bank facilities. No amounts had been drawn under these facilities.

Bonds

We have a €30 billion euro medium-term note programme and a US shelf programme which are used to meet medium to long-term funding requirements. At 31 March 2020 the total amounts in issue under these programmes split by currency were US$25.1 billion, €19.3 billion, £3.4 billion, AUD1.2 billion, HKD2.1 billion, NOK2.2 billion, CHF0.7 billion and JPY10 billion.

At 31 March 2020 the Group had bonds outstanding with a nominal value equivalent to €47.8 billion. During the year ended 31 March 2020, bonds with a nominal value equivalent of US$3.8 billion were issued under the US shelf programme, €2.5 billion were issued under the euro medium-term note programme and US$2 billion were issued under stand-alone documentation.

Bonds mature between 2020 and 2059 (2019: 2020 and 2056) and have interest rates between 0.0% and 7.875% (2019: 0.0% and 7.875%).

Mandatory convertible bonds

On 12 March 2019 the Group issued £3.4 billion of subordinated mandatory convertible bonds (‘MCBs’) split into two equal tranches of £1.7 billion, the first maturing on 12 March 2021 and the second on 12 March 2022 with coupons of 1.2% and 1.5% respectively. These were recognised as compound instruments with nominal values of £3.4 billion (€3.8 billion) recognised as a component of shareholders’ funds in equity and the fair value of future coupons £0.1 billion (€0.1 billion) recognised as a financial liability in borrowings. At 31 March 2020, the conversion price of the bonds was £1.2814. The Group’s strategy is to hedge the equity risk associated with the MCB issuance to any future movement in its share price by an option strategy designed to hedge the economic impact of share price movements during the term of the bonds. Should the Group decide to buy back ordinary shares to mitigate dilution resulting from the conversion the hedging strategy will provide a hedge for the repurchase price.

Treasury shares

The Group held a maximum of 2,091,894,691 (2019: 2,139,038,029) of its own shares during the year which represented 7.3% (2019: 7.4)% of issued share capital at that time.